HAND & HAND PC

24351 Pasto Road, Suite B

Dana Point, CA 92629

(949) 489-2400

Facsimile (949) 489-0034

December 5, 2008

Thomas Kluck

Branch Chief

Securities & Exchange Commission

450 Fifth Street

Washington, DC 20549

            Re:       Solarte Hotel Corporation

                        Amendment No. 4 to Form F-1

                        Filed November 7, 2008

                        File No. 333-152294

Dear Mr. Kluck:

We file amendment number 5 and respond as follows to your comment letter:

General

1.          We note your response to comment 2 of our letter dated November 5, 2008.  We note that the purchase contract on file with us has expired.  Please file a current contract with your next amendment.

Complied.

Plan of Distribution, page 17

2.         We note the disclosure on page 17 that the selling shareholders will sell “into any market created at $0.20 per share, for the duration of the offering.”  The first sentence on page 16 states that the selling shareholders will offer shares “at market prices.”  Please revise to reconcile the inconsistent disclosure.

Complied by revising the sentence on page 16.

3.         We note your response to comment 3.  Please revise the disclosure in the plan of operations section to disclose that if you do not acquire the specific property contemplated here that you would conduct a rescission offering and explain the rights shareholders would have under such offering.

Complied by adding “In a recission offering, the investors would be provided with a revised prospectus describing the alternative property purchased, and would have the choice of either reaffirming their investment, or for a return of 100% of their investment, plus interest at a rate to be determined.  ”

Very truly yours,

Jehu Hand

JH:kp